SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 1998 FOR THE LORD ABBETT AFFILIATED
FUND, INC.

SUPPLEMENT EFFECTIVE DATE: APRIL 27, 1998


                                    Uncle Sam
                                   Wants You!

                                [Graphic omitted]

                             To Get a College Degree

                    New legislation allows you to invest in a
                          tax-favored way for college.

                                   Lord Abbett
                                  Education IRA

                                     [Logo]
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Making the Grade

When deciding how to pay for college, you should take advantage of new tax incentives. A financial strategy, tailored to your goals and resources, can help you achieve the education dreams of your children and grandchildren.

To give you an idea of just how expensive education costs have become...

[Graphic omitted]

Twenty years ago, a four-year degree at a private college cost, on average, about $11,000.(1)

Today, that same degree carries an average price tag of about $50,000 an increase of over 350%.(1)

The above figures can be daunting. However, with recent legislation, the cost of a college education may not be out of reach for most families. The Education IRA allows you to invest up to $500 annually towards a child's education - money that will grow tax deferred and that can be distributed, tax free, to pay for qualified higher education costs.

How Does the Education IRA Work?

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(1)   $500 maximum current annual contribution until the beneficiary turns 18.
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(2)   Contributions are not tax deductible; earnings grow tax deferred.
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(3)   Distributions for higher education costs are tax free.
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(4)   Qualified education costs include: tuition, fees, books, equipment and basic room and board.
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(5)   Beneficiary must use money by age 30; any remaining balance not used for education expenses must be distributed at age 30 and earnings will be included in income and subject to a 10% penalty fee.
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(6)   To avoid income and penalty taxes, you may roll any remaining account balance to the Education IRA of another family member.
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

Destination:
College

[Graphic omitted]

EARNING A COLLEGE DEGREE TAKES DISCIPLINE - AND SO DOES PAYING FOR ONE.

LET UNCLE SAM HELP FOOT THE BILL!

Every family's financial situation is unique. Your investment professional can help structure an investment plan that will let your tax savings help pay for your child's education. With the Education IRA, your investment grows tax deferred and qualified distributions are tax free, giving your child an extra push down the road to a college education.

Assume the Education IRA had been available in 1980. If you had made a $500 annual investment in an Education IRA invested in Lord Abbett Affiliated Fund, how would the account have fared over an 18-year period? As the graph to the right illustrates, an Education IRA may make college expenses a little easier to handle.

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Average Annual Total Returns:

Average annual rates of return for Lord Abbett Affiliated Fund, assuming the Class A share 5.75% maximum sales charge as required by the SEC, for the periods ended 3/31/98 were:*

   1 year:   26.80%    10 years:  15.62%
   5 years:  18.19%    20 years:  16.34%

* Past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                      An Education IRA with Affiliated Fund

                  $500 Annual Investment: 1/1/80 - 12/31/97(2)

                              [Line chart omitted]

      If the Education IRA had been available in 1980, your $500 per year, a $9,000 total investment, would have helped with a large portion of college costs had you funded it with the Affiliated Fund.*
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Who is Eligible for the Education IRA?

CONTRIBUTIONS CAN BE MADE BY:

      Single tax filers with adjusted gross income (AGI) up to $95,000 and couples filing jointly with incomes up to $150,000 (phasing out for AGI up to $110,000 and $160,000, respectively)

      Parents, grandparents, godparents or any other individual who meets the income limits

BENEFICIARIES MUST BE:

      Under the age of 18 to receive contributions

      Age 29 or younger to make withdrawals for higher education expenses

LORD ABBETT AFFILIATED FUND
has helped thousands of investors pursue their financial objectives since its inception in 1934. The Fund is designed to provide long-term growth of capital and income. Affiliated Fund's shareholders have owned the Fund, on average, for over 18 years, a fact of which we are quite proud.(4)

                                                    See footnotes on back panel.

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(1)   Average undergraduate tuition and fees for private four-year colleges.
      Source: The College Board.

(2) Assumes annual $500 investments made on January 1, and the reinvestment of all distributions. All investments were made at the applicable Class A share 5.75% sales charge for account values up to $50,000.

(3) Tax-free status of withdrawals assumes student is under the age of 30 and funds are used for eligible education costs.

(4) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord Abbett in 1993.

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss.

The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please see your investment professional or call Lord Abbett Distributor LLC at 800-874-3733 and ask for the Fund's current prospectus. A prospectus contains more complete information about the Fund, including charges and expenses, and should be read carefully before investing. If used after 6/30/98, this literature must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

For more information about the Lord Abbett Education IRA or an application, please see your investment professional or call Lord Abbett Distributor LLC at 800-874-3733.

[Logo](R) LORD, ABBETT & CO
          Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
---------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203 o 800-426-1130